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                                                                    EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of CECO Environmental Corp. (the "Company") on Form 10-K for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marshall J. Morris, Vice President-Finance and Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Sections 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                   /s/  Marshall Morris
                                   ---------------------------------------------
                                   Marshall J. Morris
                                   Vice President-Finance and Administration and Chief Financial Officer
                                   March 26, 2003